EXHIBIT 99.1

BOSTON SCIENTIFIC ANNOUNCES RESULTS FOR
THIRD QUARTER ENDED SEPTEMBER 30, 2006

Natick, MA (October 18, 2006) -- Boston Scientific Corporation (NYSE: BSX) today announced financial results for the third quarter ended September 30, 2006.

Net sales for the third quarter of 2006 were $2.026 billion as compared to $1.511 billion for the third quarter of 2005, an increase of 34 percent. The increase was primarily attributable to the inclusion of $491 million of net sales from the Company’s cardiac rhythm management (CRM) and cardiac surgery businesses.

Reported net income for the third quarter of 2006 was $76 million, or $0.05 per share, on approximately 1.5 billion weighted average shares outstanding. Reported results for the third quarter of 2006 included charges (after-tax) of $77 million, or approximately $0.05 per share, which consisted primarily of expenses resulting from purchase accounting and other charges related to the Guidant acquisition.

Reported net loss for the third quarter of 2005 was $269 million, or $0.33 per share, on approximately 820 million weighted average shares outstanding. Reported results for the third quarter of 2005 included charges (after-tax) of $616 million, or approximately $0.75 per share, which consisted primarily of a settlement agreement with Medinol Ltd.

Operating cash flow for the third quarter of 2006 approximated $480 million. Adjusted net income for the quarter, excluding net charges and amortization and stock compensation expense, was $291 million, or $0.20 per share. Adjusted net income for the third quarter of 2005, excluding net charges and amortization and stock compensation expense, was $379 million, or $0.46 per share.

Worldwide sales of TAXUS® paclitaxel-eluting coronary stent systems were $572 million for the third quarter of 2006 as compared to $601 million for the third quarter of 2005. U.S. sales of TAXUS coronary stent systems were $384 million for the third quarter of 2006 as compared to $404 million for the third quarter of 2005.

Worldwide CRM sales were $446 million, which included $315 million of worldwide implantable cardioverter defibrillator (ICD) sales and $131 million of worldwide pacemaker sales. U.S. CRM sales were $296 million, which included $221 million of U.S. ICD sales and $75 million of U.S. pacemaker sales.

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Boston Scientific Corporation/Page 2 October 18, 2006

“Despite the challenges in Q3, we were able to achieve results near the high end of our previously announced preliminary sales and earnings ranges,” said Jim Tobin, President and Chief Executive Officer of Boston Scientific. “We look forward to providing an update on our business and our growth opportunities at our November 6 analyst meeting.”

Boston Scientific officials will be discussing these and other issues with analysts on a conference call at 4:30 p.m. (ET) Wednesday, October 18, 2006. The Company will webcast the call to all interested parties through its website: www.bostonscientific.com. Please see the website for details on how to access the webcast. The webcast will be available for one year on the Boston Scientific website.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

This press release contains forward-looking statements. The Company wishes to caution the reader of this press release that actual results may differ from those discussed in the forward-looking statements and may be adversely affected by, among other things, risks associated with new product development and introduction, clinical trials, regulatory approvals, competitive offerings, intellectual property, litigation, integration of acquired companies, the Company’s overall business strategy, and other factors described in the Company’s filings with the Securities and Exchange Commission.

Non-GAAP Measures

The Company discloses non-GAAP measures that exclude certain charges. These supplemental measures exclude the impact of certain charges such as purchase accounting adjustments, costs associated with acquisitions and investment portfolio activity that are highly variable and difficult to predict. The Company’s non-GAAP adjusted net income also excludes stock-based compensation expense that the Company started recording under FAS 123(R) in the first quarter of 2006. Management uses these supplemental measures to evaluate performance period over period, to analyze the underlying trends in the Company’s business and to establish operational goals and forecasts that are used in allocating resources. Since management finds these measures to be useful, the Company believes that its investors benefit from seeing the Company’s results through the eyes of management in addition to seeing its GAAP results.

The Company recognizes that these charges can have a material impact on the Company’s cash flows and net income. Although the Company believes it is useful for investors to see its core performance free of certain charges, investors should understand that the excluded items are actual expenses that impact the cash available to the Company for other uses. To gain a complete picture of the Company’s performance, management does (and investors should) rely upon the GAAP income statement. The non-GAAP numbers focus instead upon the core business of the Company, which is only a subset, albeit a critical one, of the Company’s performance.

Readers are therefore reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that the Company’s non-GAAP information may be different from the non-GAAP information provided by other companies.

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Boston Scientific Corporation/Page 3 October 18, 2006

CONTACT:
Milan Kofol
508-650-8569 (Office)
617-834-8595 (Mobile)
Investor Relations
Boston Scientific Corporation

Paul Donovan
508-650-8541 (Office)
508-667-5165 (Mobile)
Media Relations
Boston Scientific Corporation

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
REGIONAL SUMMARY
(Unaudited)

	Three Months Ended
	September 30,		Change
			As Reported	Constant
In millions	2006	2005	Currency Basis	Currency Basis

DOMESTIC	$1,273	$926	37%	37%

Europe	402	274	47%	41%
Japan	148	140	6%	9%
Inter-Continental	203	171	19%	18%
INTERNATIONAL	753	585	29%	26%

WORLDWIDE	$2,026	$1,511	34%	33%

	Nine Months Ended
	September 30,		Change
			As Reported	Constant
In millions	2006	2005	Currency Basis	Currency Basis

DOMESTIC	$3,579	$2,924	22%	22%

Europe	1,147	871	32%	33%
Japan	431	440	(2%)	5%
Inter-Continental	599	508	18%	17%
INTERNATIONAL	2,177	1,819	20%	21%

WORLDWIDE	$5,756	$4,743	21%	22%

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
DIVISIONAL SUMMARY
(Unaudited)

	Three Months Ended
	September 30,		Change
			As Reported	Constant
In millions	2006	2005	Currency Basis	Currency Basis

Interventional Cardiology	$868	$892	(3%)	(4%)
Peripheral Interventions/Vascular Surgery	154	176	(13%)	(13%)
Electrophysiology	32	32	0%	2%
Neurovascular	81	67	21%	19%
Cardiac Surgery	45	NA	NA	NA
Cardiac Rhythm Management	446	NA	NA	NA
CARDIOVASCULAR	1,626	1,167	39%	37%

Oncology	60	52	15%	14%
Endoscopy	187	172	9%	9%
Urology	93	85	9%	9%
ENDOSURGERY	340	309	10%	10%

NEUROMODULATION	60	35	71%	68%

WORLDWIDE	$2,026	$1,511	34%	33%

	Nine Months Ended
	September 30,		Change
			As Reported	Constant
In millions	2006	2005	Currency Basis	Currency Basis

Interventional Cardiology	$2,781	$2,891	(4%)	(3%)
Peripheral Interventions/Vascular Surgery	506	537	(6%)	(5%)
Electrophysiology	99	97	2%	4%
Neurovascular	243	206	18%	19%
Cardiac Surgery	83	NA	NA	NA
Cardiac Rhythm Management	882	NA	NA	NA
CARDIOVASCULAR	4,594	3,731	23%	24%

Oncology	166	154	8%	9%
Endoscopy	556	519	7%	8%
Urology	273	238	15%	15%
ENDOSURGERY	995	911	9%	10%

NEUROMODULATION	167	101	65%	65%

WORLDWIDE	$5,756	$4,743	21%	22%

BOSTON SCIENTIFIC CORPORATION
GAAP RESULTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	September 30,
In millions, except per share data	2006	2005

Net sales	$2,026	$1,511
Cost of products sold	630	343
Gross profit	1,396	1,168

Selling, general and administrative expenses	719	444
Research and development expenses	272	181
Royalty expense	57	52
Amortization expense	153	47
Litigation-related charges		780
	1,201	1,504
Operating income/(loss)	195	(336)

Other income/(expense):
Interest expense	(143)	(21)
Other, net	(1)	5

Income/(loss) before income taxes	51	(352)
Income tax benefit	(25)	(83)

Net income/(loss)	$76	$(269)

Net income/(loss) per common share - assuming dilution	$0.05	$(0.33)

Weighted average shares outstanding - assuming dilution	1,486.7	819.9

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET INCOME AND NET INCOME PER COMMON SHARE RECONCILIATION
(Unaudited)

The Company discloses non-GAAP measures that exclude certain charges. These supplemental measures exclude the impact of certain charges such as purchase accounting adjustments, costs associated with acquisitions and investment portfolio activity that are highly variable and difficult to predict. The Company’s non-GAAP adjusted net income also excludes stock-based compensation expense that the Company started recording under FAS 123(R) in the first quarter of 2006. Management uses these supplemental measures to evaluate performance period over period, to analyze the underlying trends in the Company’s business and to establish operational goals and forecasts that are used in allocating resources. Since management finds these measures to be useful, the Company believes that its investors benefit from seeing the Company’s results through the eyes of management in addition to seeing its GAAP results.

The Company recognizes that these charges can have a material impact on the Company’s cash flows and net income. Although the Company believes it is useful for investors to see its core performance free of certain charges, investors should understand that the excluded items are actual expenses that impact the cash available to the Company for other uses. To gain a complete picture of the Company’s performance, management does (and investors should) rely upon the GAAP income statement. The non-GAAP numbers focus instead upon the core business of the Company, which is only a subset, albeit a critical one, of the Company’s performance.

Readers are therefore reminded that non-GAAP numbers are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that the Company’s non-GAAP information may be different from the non-GAAP information provided by other companies.

	Three Months Ended		Three Months Ended
	September 30, 2006		September 30, 2005
In millions, except per share data	Net income	Impact per diluted share	Net (loss)/ income	Impact per diluted share
GAAP results	$76	$0.05	$(269)	$(0.33)
Non-GAAP adjustments:
Purchase accounting adjustments	59	0.04
Merger-related and other costs	18	0.01	18	0.02	*
Litigation-related charges			598	0.73
Amortization and stock compensation expense	138	0.10	32	0.04	*
Adjusted results	$291	$0.20	$379	$0.46	*
* Calculated by assuming dilution from stock equivalents of 10.9 million shares
	Three Months Ended
	September 30,
	2006	2005
Purchase accounting adjustments:
Step-up value of inventory sold (a)	$94
Income tax benefit	(35)
Purchase accounting adjustments, net of tax	$59

Merger-related and other costs:
Integration costs (b)	$9
Fair-value adjustment for the sharing of proceeds feature of the Abbott stock purchase (c)	13
CRM technology offering charge (a)	31
Business optimization charges (d)		$28
	53	28
Income tax benefit	(35)	(10)
Merger-related and other costs, net of tax	$18	$18

Litigation-related charges:
Litigation-related charges		$780
Income tax benefit		(182)
Litigation-related charges, net of tax		$598

Amortization and stock compensation expense:
Amortization expense	$153	$37
Stock compensation expense (e)	26	5
	179	42
Income tax benefit	(41)	(10)
Amortization and stock compensation expense, net of tax	$138	$32

(a) Recorded to cost of products sold
(b) Recorded $7 million to selling, general and administrative expenses and $2 million to research and development expenses
(c) Recorded to other, net
(d) Recorded $11 million to selling, general and administrative expenses, $7 million to research and development expenses and $10 million to amortization expense
(e) Recorded $16 million in 2006 to selling, general and administrative expenses, $6 million to research and development expenses and $4 million to cost of products sold; recorded $5 million in 2005 to selling, general and administrative expenses

BOSTON SCIENTIFIC CORPORATION
GAAP RESULTS OF OPERATIONS
(Unaudited)

	Nine Months Ended
	September 30,
In millions, except per share data	2006	2005

Net sales	$5,756	$4,743
Cost of products sold	1,681	1,044
Gross profit	4,075	3,699

Selling, general and administrative expenses	1,917	1,346
Research and development expenses	741	506
Royalty expense	177	174
Amortization expense	356	114
Purchased research and development	4,117	276
Litigation-related charges		780
	7,308	3,196
Operating (loss)/income	(3,233)	503

Other income/(expense):
Interest expense	(291)	(58)
Other, net	(180)	8

(Loss)/income before income taxes	(3,704)	453
Income tax expense	150	159

Net (loss)/income	$(3,854)	$294

Net (loss)/income per common share - assuming dilution	$(3.19)	$0.35

Weighted average shares outstanding - assuming dilution	1,207.0	840.3

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET INCOME AND NET INCOME PER COMMON SHARE RECONCILIATION
(Unaudited)

	Nine Months Ended			Nine Months Ended
	September 30, 2006			September 30, 2005
In millions, except per share data	Net (loss)/ income	Impact per diluted share		Net income	Impact per diluted share
GAAP results	$(3,854)	$(3.19)		$294	$0.35
Non-GAAP adjustments:
Purchase accounting adjustments	4,483	3.71		267	0.32
Merger-related and other costs	114	0.09	*	23	0.03
AAA program cancellation charges	(31)	(0.03	)*
Investment portfolio activity	81	0.07	*
Litigation-related charges				598	0.71
Amortization and stock compensation expense	325	0.27	*	89	0.10
Adjusted results	$1,118	$0.92	*	$1,271	$1.51
* Calculated by assuming dilution from stock equivalents of 14.2 million shares

	Nine Months Ended
	September 30,
	2006	2005
Purchase accounting adjustments:
Purchased research and development	$4,184	$276
Step-up value of inventory sold (a)	279
	4,463	276
Income tax expense/(benefit)	20	(9)
Purchase accounting adjustments, net of tax	$4,483	$267

Merger-related and other costs:
Integration costs (b)	$42
Fair-value adjustment for the sharing of proceeds feature of the Abbott stock purchase (c)	100
Charitable donation (c)	5
CRM technology offering charge (a)	31
Certain retirement benefits (d)		$17
Business optimization charges (f)		28
	178	45
Income tax benefit	(64)	(22)
Merger-related and other costs, net of tax	$114	$23

AAA program cancellation charges:
Purchased research and development	$(67)
Facility costs and severance (e)	31
Amortization expense	23
	(13)
Income tax benefit	(18)
AAA program cancellation charges, net of tax	$(31)

Investment portfolio activity:
Investment portfolio activity (c)	$105
Income tax benefit	(24)
Investment portfolio activity, net of tax	$81

Litigation-related charges:
Litigation-related charges		$780
Income tax benefit		(182)
Litigation-related charges, net of tax		$598

Amortization and stock compensation expense:
Amortization expense	$333	$104
Stock compensation expense (g)	89	13
	422	117
Income tax benefit	(97)	(28)
Amortization and stock compensation expense, net of tax	$325	$89
(a) Recorded to cost of products sold
(b) Recorded $39 million to selling, general and administrative expenses and $3 million to research and development expenses
(c) Recorded to other, net
(d) Recorded to selling, general and administrative expenses
(e) Recorded to research and development expenses
(f) Recorded $11 million to selling, general and administrative expenses, $7 million to research and development expenses and $10 million to amortization expense
(g) Recorded $59 million in 2006 to selling, general and administrative expenses, $18 million to research and development expenses and $12 million to cost of products sold; recorded $13 million in 2005 to selling, general and administrative expenses

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30,	December 31,
In millions	2006	2005

Assets
Current assets:
Cash, cash equivalents and short-term investments	$1,541	$848
Trade accounts receivable, net	1,460	932
Inventories	759	418
Other current assets	989	433
Total current assets	4,749	2,631

Property, plant and equipment, net	1,672	1,011
Intangible assets, net	23,743	3,735
Investments	568	594
Other assets	220	225
	$30,952	$8,196

Liabilities and Stockholders’ Equity
Current liabilities:
Borrowings due within one year	$5	$156
Accounts payable and accrued expenses	1,815	1,229
Other current liabilities	830	94
Total current liabilities	2,650	1,479

Long-term debt	8,893	1,864
Other long-term liabilities	4,393	571

Stockholders’ equity	15,016	4,282
	$30,952	$8,196